Exhibit 10.1

WAIVER AND SECOND AMENDMENT TO

LOAN, SECURITY AND GUARANTY AGREEMENT

This WAIVER AND SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of April 1, 2014, among WILLBROS UNITED STATES HOLDINGS, INC., a Delaware corporation (“Holdings”), BEMIS, LLC, a Vermont limited liability company (“Bemis”), CHAPMAN CONSTRUCTION CO., L.P., a Texas limited partnership (“Chapman Construction”), CHAPMAN CONSTRUCTION MANAGEMENT CO., INC., a Texas corporation (“Chapman Management”), CONSTRUCTION & TURNAROUND SERVICES, L.L.C., an Oklahoma limited liability company (“Construction & Turnaround”), WILLBROS UTILITY T&D OF MASSACHUSETTS, LLC, a New York limited liability company (“WUTDM”), WILLBROS UTILITY T&D OF NEW YORK, LLC, a New York limited liability company (“WUTDNY”), LINEAL INDUSTRIES, INC., a Pennsylvania corporation (“Lineal”), PREMIER UTILITY SERVICES, LLC, a New York limited liability company (“Premier Utility”), PREMIER WEST COAST SERVICES, INC., an Oklahoma corporation (“Premier West Coast”), TRAFFORD CORPORATION, a Pennsylvania corporation (“Trafford”), UTILX CORPORATION, a Delaware corporation (“Utilx”), WILLBROS CONSTRUCTION (U.S.), LLC, a Delaware limited liability company (“Willbros Construction (U.S.)”), WILLBROS CONSTRUCTION CALIFORNIA (U.S.), INC., a Delaware corporation (“Willbros Construction California”), WILLBROS DOWNSTREAM OF OKLAHOMA, INC., an Oklahoma corporation (“Willbros Downstream Oklahoma”), WILLBROS DOWNSTREAM, LLC, an Oklahoma limited liability company (“Willbros Downstream”), WILLBROS ENGINEERING CALIFORNIA (U.S.), INC., a Delaware corporation (“Willbros Engineering California”), WILLBROS ENGINEERS (U.S.), LLC, a Delaware limited liability company (“Willbros Engineers (U.S.)”), WILLBROS ENGINEERS, LLC, a Louisiana limited liability company (“Willbros Engineers Louisiana”), WILLBROS GOVERNMENT SERVICES (U.S.), LLC, a Delaware limited liability company (“Willbros Government Services”), WILLBROS MANAGEMENT SERVICES, LLC, a Delaware limited liability company (“Willbros Management Services”), WILLBROS PROJECT SERVICES (U.S.), LLC, a Delaware limited liability company (“Willbros Project Services”), WILLBROS T&D SERVICES, LLC, a Delaware limited liability company (“Willbros T&D Services” and together with Holdings, Bemis, Chapman Construction, Chapman Management, Construction & Turnaround, WUTDM, WUTDNY, Lineal, Premier Utility, Premier West Coast, Trafford, Utilx, Willbros Construction (U.S.), Willbros Construction California, Willbros Downstream Oklahoma, Willbros Downstream, Willbros Engineering California, Willbros Engineers (U.S.), Willbros Engineers Louisiana, Willbros Government Services, Willbros Management Services and Willbros Project Services, the “U.S. Borrowers”), WILLBROS CONSTRUCTION SERVICES (CANADA) L.P., a limited partnership organized under the laws of Alberta, Canada (“Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), WILLBROS GROUP, INC., a Delaware corporation (the “Parent”), the other Persons party to this Amendment as Guarantors, the Lenders party to this Amendment, and BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral agent and administrative agent for itself and the other Secured Parties (the “Agent”).

RECITALS:

A. Borrowers, Guarantors, Agent, and the financial institutions named therein as lenders (the “Lenders”), are parties to that certain Loan, Security and Guaranty Agreement dated as of August 7, 2013 (as amended by that certain First Amendment dated as of August 30, 2013, the “Loan Agreement”), pursuant to which the Lenders agreed to make Loans and provide certain other credit accommodations to the Borrowers. Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Loan Agreement.

B. Willbros Downstream desires to sell (i) its refinery turnaround and construction business and (ii) certain related assets, including tools, equipment and a fabrication facility located in Catoosa, Oklahoma.

C. Parent desires to undertake a foreign restructuring pursuant to a series of intercompany transfers of Equity Interests in foreign subsidiaries.

D. WUTDM (formerly known as Halpin Line Construction LLC) and WUTDNY (formerly known as Hawkeye, LLC) changed their legal names but did not provide prior written notice of such name changes as required pursuant to Section 10.1.7(e) of the Loan Agreement (the “Specified Default”).

E. Borrowers have requested that the Required Lenders agree to amend the Loan Agreement to accommodate such disposition and restructuring (and certain related changes) and waive the Specified Default, and the Required Lenders have agreed to the amendments set forth below and such waiver subject to the terms and conditions set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantors, Agent and the Lenders party hereto hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Loan Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions. The following definitions shall be added to Section 1.1 of the Loan Agreement in alphabetical order:

Catoosa Assets: all the assets (whether real, personal or mixed) of Willbros Downstream and its Subsidiaries used in their business of fabrication of processing equipment for oil and gas operations, heater coils, alloy piping, fluid catalytic converter components and specialty equipment, including the Catoosa Facility and all the tools and equipment located thereon.

Catoosa Facility: certain real property, manufacturing facilities and office buildings of Willbros Downstream and its Subsidiaries located in Rogers County, Oklahoma.

Catoosa Subsidiary: a newly formed Wholly-Owned Subsidiary of Parent that is a U.S. Subsidiary and the assets of which consist solely of certain of the Catoosa Assets.

Construction & Turnaround Disposition: a disposition of (a) the refinery turnaround and construction services business (including fluid catalytic converter turnaround and revamps, process plant turnarounds and revamps and refractory installation) conducted by Willbros Downstream and its Subsidiaries, whether by means of the sale of assets constituting such business or, subject to the prior or substantially concurrent completion of the Tank Business Reorganization, by means of the sale of all Equity Interests in Construction & Turnaround, and (b) the Catoosa Assets, whether by means of the sale of such assets or by means of the sale of all Equity Interests in the Catoosa Subsidiary, in each case on principal terms and conditions consistent with those described to Agent prior to the Second Amendment Effective Date (with such changes thereto as may be reasonably satisfactory to Agent).

Second Amendment Effective Date: April 1, 2014, which is the date on which the conditions specified in Section 3 of that certain Waiver and Second Amendment to Loan, Security and Guaranty Agreement, among Borrowers, Guarantors, Agent, and the Lenders party thereto, were satisfied.

Tank Business Reorganization: the sale, transfer or other disposition by Construction & Turnaround of the API tank construction business to one or more U.S. Subsidiaries that is a Wholly-Owned Subsidiary of Parent.

Tax Restructuring: the series of intercompany transfers of Equity Interests in non-U.S. Subsidiaries identified to Agent prior to the Second Amendment Effective Date (with any changes thereto as may be reasonably satisfactory to Agent) and relating to tax planning and reorganization as a result of which Willbros Panama and each of the Canadian Subsidiaries and other Subsidiaries of Parent owned by Willbros Panama will become Wholly-Owned Subsidiaries of Willbros Netherlands.

Willbros Netherlands: a newly formed Subsidiary organized under the laws of The Netherlands that is a Wholly-Owned Subsidiary of Parent.

Willbros Panama: Willbros Global Holdings, Inc., a corporation incorporated under the laws of Panama and, prior to giving effect to the Tax Restructuring, a direct Subsidiary of Parent that is a Wholly-Owned Subsidiary.

1.2 Amendments to the Definition of Consolidated EBITDA. The definition of “Consolidated EBITDA” set forth in Section 1.1 of the Loan Agreement shall be amended to restate clause (l) thereof in its entirety to read as follows:

(l) to the extent deducted in determining such Consolidated Net Income, fees and expenses paid or payable in connection with any Specified Disposition, the Construction & Turnaround Disposition (including the Tank Business Reorganization) and the Tax Restructuring not to exceed $2,000,000 in the aggregate for all Specified Dispositions, the Construction & Turnaround Disposition (including the Tank Business Reorganization) and the Tax Restructuring.

1.3 Amendment to Section 10.2.4. Section 10.2.4(g) of the Loan Agreement shall be amended and restated in its entirety to read as follows:

(g) the Specified Dispositions and the Construction & Turnaround Disposition; provided that (i) if any Specified Disposition or the Construction & Turnaround Disposition shall be for consideration of $10,000,000 or more, Agent shall have received a certificate of a Financial Officer of Parent to the effect that such Specified Disposition or the Construction & Turnaround Disposition, as applicable, was approved by the Board of Directors of Parent, (ii) to the extent constituting Term Loan Priority Collateral and required by the Term Loan Credit Agreement, the Net Proceeds of such Specified Disposition or the Construction & Turnaround Disposition, as applicable, are applied in accordance with the Term Loan Credit Agreement, (iii) if such Specified Disposition or the Construction & Turnaround Disposition, as applicable, includes a disposition of Accounts (including any unbilled Accounts) of a U.S. Borrower, an amount equal to the net book value of such disposed Accounts (including any disposed unbilled Accounts) shall be applied to repay, to the extent of the outstanding amount thereof, the U.S. Revolving Loans and (iv) Borrower Agent shall have delivered with respect thereto an updated Borrowing Base Certificate required under Section 8.1.

1.4 Amendment to Section 10.2.5. Section 10.2.5 of the Loan Agreement shall be amended by (i) deleting the word “and” after Section 10.2.5(i), (ii) replacing the period after Section 10.2.5(j) with “; and” and (iii) inserting the following immediately after Section 10.2.5(j):

(k) the Tax Restructuring.

1.5 Amendment to the Form of Compliance Certificate. Exhibit C to the Loan Agreement is hereby amended and restated in its entirety to be in the form of Exhibit A to this Amendment.

Section 2. Limited Waiver. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the terms and conditions of this Section 2, Required Lenders hereby waive the Specified Default effective as of the Second Amendment Effective Date, including any related misrepresentation as to no Default or Event of Default existing that Borrowers may have made prior to the date hereof. The waiver by Required Lenders described in this Section 2 is a one-time waiver limited to the Specified Default and shall not be construed to be a consent to, or waiver of, any other action or inaction of Borrowers or any of the other Obligors which constitutes (or would constitute) a violation of any provision of the Loan Agreement or any other Loan Document, or which results (or would result) in a Default or an Event of Default under the Loan Agreement or any other Loan Document.

Other than the waiver expressly provided for in this Section 2, each Borrower and Guarantor hereby agrees and acknowledges that no course of dealing and no delay in exercising any right, power or remedy conferred to Agent or any Lender in the Loan Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute or otherwise shall operate as a waiver of or otherwise prejudice any such right, power or remedy.

Section 3. Conditions Precedent. Each of the amendments contained in Section 1 and the limited waiver contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Second Amendment Effective Date”):

3.1 Second Amendment. Agent shall have received counterparts of this Amendment executed on behalf of Agent, each Obligor and the Required Lenders.

3.2 Representations and Warranties. After giving effect to the limited waiver in Section 2 hereof, the representations and warranties of each Obligor contained in the Loan Agreement (as amended hereby), this Amendment and the other Loan Documents shall be true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) as of such earlier date).

3.3 No Defaults. After giving effect to the limited waiver in Section 2 hereof, no Default or Event of Default shall have occurred and be continuing.

3.4 Charter Documents. Agent shall have received current copies of the charter documents of WUTDM and WUTDNY certified by the Secretary of State or other appropriate official of their jurisdiction of organization.

Section 4. Representations and Warranties. To induce the Required Lenders and Agent to enter into this Amendment, each Obligor hereby represents and warrants to Lenders and Agent as follows:

4.1 Loan Document Representations and Warranties. After giving effect to the limited waiver in Section 2 hereof, each representation and warranty of such Obligor contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) on the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) as of such earlier date).

4.2 Power and Authority; No Contravention; Authorizations and Approvals. The execution, delivery and performance by such Obligor of this Amendment are within such Obligor’s organizational powers, have been duly authorized by all necessary organizational action on the part of such Obligor, require no action by or in respect of, or filing with, any Governmental Authority except actions by, and notices to or filings with, Governmental Authorities (including, without limitation, the SEC) that may be required in the Ordinary Course of Business from time to time or that may be required to comply with the express requirements of the Loan Documents and do not violate any provision of Applicable Law in any material respect or contravene the terms of any Organic Document binding upon such Obligor.

4.3 Enforceable Obligations. This Amendment is a legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, except as enforceability may be limited by any applicable Debtor Relief Laws or general principles of equity.

Section 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents. All of the terms and provisions of the Loan Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Obligors. Subject to Section 5.2 hereof, the amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Obligors. This Amendment is a Loan Document.

5.2 Releases. Agent and Required Lenders acknowledge that, in accordance with Section 14.20 of the Loan Agreement, (i) upon consummation of the Construction & Turnaround Disposition in accordance with the terms hereof, (x) if Construction & Turnaround shall cease to be a Subsidiary of the Parent as a result thereof, Construction & Turnaround shall automatically cease to be an Obligor and shall automatically be released from its obligations under the Loan Documents and all Liens and security interests created by the Loan Agreement and the other Loan Documents in Collateral owned by Construction & Turnaround shall be automatically released and (y) all the Liens and security interests created under the Loan Documents on the assets and properties disposed of pursuant to the Construction & Turnaround Disposition, including the Catoosa Assets and, if so disposed of, the Equity Interests in the Catoosa Subsidiary and Construction & Turnaround, shall automatically be released and (ii) upon the transfer of the Equity Interests in Willbros Panama to Willbros Netherlands, all Liens and security interests created by the Loan Agreement and the other Loan Documents on such Equity Interests shall automatically be released. Required Lenders authorize Agent to enter into such release documentation as Agent determines necessary to effectuate the foregoing.

5.3 Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under Section 5.10 of the Loan Agreement and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Obligations thereunder.

5.4 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.5 Legal Expenses. As provided in Section 3.4 of the Loan Agreement, Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.6 Counterparts; Execution. This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until all Borrowers, all Guarantors, Required Lenders and Agent have executed a counterpart. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.

5.7 Entire Agreement. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

5.8 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.9 Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers effective as of the date and year first above written.

U.S. BORROWERS:

WILLBROS UNITED STATES HOLDINGS, INC., a Delaware Corporation
BEMIS, LLC, a Vermont Limited Liability Company
CHAPMAN CONSTRUCTION CO., L.P., a Texas Limited Partnership
CHAPMAN CONSTRUCTION MANAGEMENT CO., INC., a Texas Corporation
CONSTRUCTION & TURNAROUND SERVICES, L.L.C., an Oklahoma Limited Liability Company
WILLBROS UTILITY T&D OF MASSACHUSETTS, LLC , a New York Limited Liability Company
WILLBROS UTILITY T&D OF NEW YORK, LLC, a New York Limited Liability Company
LINEAL INDUSTRIES, INC., a Pennsylvania Corporation
PREMIER UTILITY SERVICES, LLC, a New York Limited Liability Company
PREMIER WEST COAST SERVICES, INC., an Oklahoma Corporation
TRAFFORD CORPORATION, a Pennsylvania Corporation
UTILX CORPORATION, a Delaware Corporation
WILLBROS CONSTRUCTION (U.S.), LLC, a Delaware Limited Liability Company
WILLBROS CONSTRUCTION CALIFORNIA (U.S.), INC., a Delaware Corporation
WILLBROS DOWNSTREAM OF OKLAHOMA, INC., an Oklahoma Corporation
WILLBROS DOWNSTREAM, LLC, an Oklahoma Limited Liability Company
WILLBROS ENGINEERING CALIFORNIA (U.S.), INC., a Delaware Corporation
WILLBROS ENGINEERS (U.S.), LLC, a Delaware Limited Liability Corporation

[Signature Page]

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WILLBROS ENGINEERS, LLC, a Louisiana Limited Liability Company
WILLBROS GOVERNMENT SERVICES (U.S.), LLC, a Delaware Limited Liability Company
WILLBROS MANAGEMENT SERVICES, LLC, a Delaware Limited Liability Company
WILLBROS PROJECT SERVICES (U.S.), LLC, a Delaware Limited Liability Company
WILLBROS T&D SERVICES, LLC, a Delaware Limited Liability Company

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Treasurer of each of the above listed entities

CANADIAN BORROWER:

WILLBROS CONSTRUCTION SERVICES (CANADA), L.P., an Alberta Limited Partnership, by its General Partner, WILLBROS (CANADA) GP I LIMITED

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Treasurer

U.S. FACILITY GUARANTORS:

WILLBROS GROUP, INC., a Delaware Corporation
WILLBROS MIDSTREAM SERVICES (U.S.), LLC, a Delaware Limited Liability Company
WILLBROS REFINERY AND MAINTENANCE SERVICES (U.S.), LLC, a Delaware Limited Liability Company
WILLBROS UTILITY T&D HOLDINGS, LLC, a Delaware Limited Liability Company
CHAPMAN HOLDING CO., INC., a Nevada Corporation
WILLBROS UTILITY T&D GROUP COMMON PAYMASTER, LLC, a Delaware Limited Liability Company
SKIBECK PIPELINE COMPANY, INC., a New York Corporation

[Signature Page]

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

UTILX OVERSEAS HOLDINGS, INC., a Delaware Corporation

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Treasurer of each of the above listed entities

CANADIAN FACILITY GUARANTORS

WILLBROS CANADA HOLDINGS ULC, a British Columbia Unlimited Liability Company
WILLBROS (CANADA) GP I LIMITED, a British Columbia Corporation
WILLBROS (CANADA) GP III LIMITED, a British Columbia Corporation
WILLBROS (CANADA) GP IV LIMITED, a British Columbia Corporation
WILLBROS (CANADA) GP V LIMITED, a British Columbia Corporation
0795781 B.C. LTD., a British Columbia Corporation
P/L EQUIPMENT LP, an Alberta Limited Partnership, by its General Partner, 0795781 B.C. LTD.
WILLBROS FACILITIES & TANKS (CANADA) LP, an Alberta Limited Partnership, by its General Partner, WILLBROS (CANADA) GP IV LIMITED
WILLBROS PSS MIDSTREAM (CANADA) LP, an Alberta Limited Partnership, by its General Partner, WILLBROS (CANADA) GP V LIMITED

By:	/s/ Richard W. Russler
Name:	Richard W. Russler
Title:	Treasurer of each of the above listed entities

[Signature Page]

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent, a U.S. Lender and U.S. Issuing Bank

By:	/s/ Laura K. Wieland
Name:	Laura K. Wieland
Title:	Vice President

[Signature Page]

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature Page]

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

CAPITAL ONE LEVERAGE FINANCE CORP., as a U.S. Lender

By:	/s/ Laurel L. Varney
Name:	Laurel L. Varney
Title:	Vice President – Portfolio Management
Capital One Business Credit Corp.

[Signature Page]

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Reza Sabahi
Name:	Reza Sabahi
Title:	Duly Authorized Signatory

[Signature Page]

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President
Credit Officer, Canada
Wells Fargo Capital Finance
Corporation Canada

[Signature Page]

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

SUNTRUST BANK,
as a U.S. Lender and a Canadian Lender

By:	/s/ Jonnetta Bush
Name:	Jonnetta Bush
Title:	Vice President

[Signature Page]

SECOND AMENDMENT TO LOAN, SECURITY AND GUARANTY AGREEMENT

WILLBROS UNITED STATES HOLDINGS, INC., ET AL.

Exhibit A

[Attached.]

EXHIBIT C

to

Loan, Security and Guaranty Agreement

FORM OF ANNUAL/MONTHLY COMPLIANCE CERTIFICATE

(Pursuant to Section 10.1.6(d) of the Loan Agreement)

Financial Statement Date:

To: Bank of America, N.A., as Agent

Ladies and Gentlemen:

Reference is made to the Loan, Security and Guaranty Agreement dated as of August 7, 2013 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among WILLBROS UNITED STATES HOLDINGS, INC., a Delaware corporation (“Holdings”), BEMIS, LLC, a Vermont limited liability company (“Bemis”), CHAPMAN CONSTRUCTION CO., L.P., a Texas limited partnership (“Chapman Construction”), CHAPMAN CONSTRUCTION MANAGEMENT CO., INC., a Texas corporation (“Chapman Management”), CONSTRUCTION & TURNAROUND SERVICES, L.L.C., an Oklahoma limited liability company (“Construction & Turnaround”), WILLBROS UTILITY T&D OF MASSACHUSETTS, LLC, a New York limited liability company (“WUTDM”), WILLBROS UTILITY T&D OF NEW YORK, LLC, a New York limited liability company (“WUTDNY”), LINEAL INDUSTRIES, INC., a Pennsylvania corporation (“Lineal”), PREMIER UTILITY SERVICES, LLC, a New York limited liability company (“Premier Utility”), PREMIER WEST COAST SERVICES, INC., an Oklahoma corporation (“Premier West Coast”), TRAFFORD CORPORATION, a Pennsylvania corporation (“Trafford”), UTILX CORPORATION, a Delaware corporation (“Utilx”), WILLBROS CONSTRUCTION (U.S.), LLC, a Delaware limited liability company (“Willbros Construction (U.S.)”), WILLBROS CONSTRUCTION CALIFORNIA (U.S.), INC., a Delaware corporation (“Willbros Construction California”), WILLBROS DOWNSTREAM OF OKLAHOMA, INC., an Oklahoma corporation (“Willbros Downstream Oklahoma”), WILLBROS DOWNSTREAM, LLC, an Oklahoma limited liability company (“Willbros Downstream”), WILLBROS ENGINEERING CALIFORNIA (U.S.), INC., a Delaware corporation (“Willbros Engineering California”), WILLBROS ENGINEERS (U.S.), LLC, a Delaware limited liability company (“Willbros Engineers (U.S.)”), WILLBROS ENGINEERS, LLC, a Louisiana limited liability company (“Willbros Engineers Louisiana”), WILLBROS GOVERNMENT SERVICES (U.S.), LLC, a Delaware limited liability company (“Willbros Government Services”), WILLBROS MANAGEMENT SERVICES, LLC, a Delaware limited liability company (“Willbros Management Services”), WILLBROS PROJECT SERVICES (U.S.), LLC, a Delaware limited liability company (“Willbros Project Services”), WILLBROS T&D SERVICES, LLC, a Delaware limited liability company (“Willbros T&D Services” and together with Holdings, Bemis, Chapman Construction, Chapman Management, Construction & Turnaround, WUTDM, WUTDNY, Lineal, Premier Utility, Premier West Coast, Trafford, Utilx, Willbros Construction (U.S.), Willbros Construction California, Willbros Downstream Oklahoma, Willbros Downstream, Willbros Engineering California, Willbros Engineers (U.S.), Willbros Engineers Louisiana, Willbros Government Services, Willbros Management Services and Willbros Project Services, the “Initial U.S. Borrowers”), WILLBROS CONSTRUCTION SERVICES (CANADA) L.P., a limited partnership organized under the laws of Alberta, Canada (the “Canadian Borrower” and, together with the U.S. Borrowers (as defined therein), the “Borrowers” and each, a “Borrower”), WILLBROS GROUP, INC., a Delaware corporation (the “Parent”), and the other Persons from time to time party to the Loan Agreement as Guarantors (as defined therein), the financial institutions from time to time party to the Loan Agreement as lenders (collectively, “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as collateral agent and administrative agent for the Secured Parties (the “Agent”). Terms are used herein as defined in the Loan Agreement.

Exhibit C – Page 1

Form of Annual/Monthly Compliance Certificate

The undersigned Financial Officer hereby certifies as of the date hereof that he/she is a Financial Officer of the Parent, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Agent on the behalf of the Parent, and that:

[Use following paragraph 1 for Fiscal Year-end financial statements]

1. The Parent has delivered its year-end audited financial statements required by Section 10.1.6(a) of the Loan Agreement for the Fiscal Year of the Parent ended as of the above date, together with the report and opinion of an independent registered public accounting firm required by such section.

[Use following paragraph 1 for fiscal month-end financial statements]

1. The Parent has delivered its unaudited financial statements required by Section 10.1.6(c) of the Loan Agreement for the fiscal month of the Parent ended as of the above date. Such financial statements fairly present, in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the end of such fiscal month and their consolidated results of operations for such fiscal month and for the portion of the Fiscal Year ended as of the above date in conformity with GAAP, subject only to year-end audit adjustments and the absence of footnotes.

2. [select one:]

[No change (other than any change set forth in the notes to the financial statements referred to in paragraph 1 above) in GAAP or in the application thereof has occurred since the date of the consolidated balance sheet of the Parent most recently theretofore delivered under Section 10.1.6(a) or (c) of the Loan Agreement (or, prior to the first such delivery, referred to in Section 9.1.6 of the Loan Agreement).]

or

[A change (other than any change set forth in the notes to the financial statements referred to in paragraph 1 above) in GAAP or in the application thereof has occurred since the date of the consolidated balance sheet of the Parent most recently theretofore delivered under Section 10.1.6(a) or (c) of the Loan Agreement (or, prior to the first such delivery, referred to in Section 9.1.6 of the Loan Agreement) and Schedule 2 attached hereto sets forth in reasonable detail such change.]

3. The undersigned has reviewed and is familiar with the terms of the Loan Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Parent and its Subsidiaries during the accounting period covered by such financial statements.

4. A review of the activities of the Parent and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Parent and its Subsidiaries performed and observed all their covenants under the Loan Documents, and

Exhibit C – Page 2

Form of Annual/Monthly Compliance Certificate

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Parent and its Subsidiaries performed and observed each covenant under the Loan Documents applicable to it, and no Default has occurred and is continuing.]

or

[to the best knowledge of the undersigned, the following covenants under the Loan Documents applicable to the Parent and its Subsidiaries have not been performed or observed and the following is a list of each such Default and its nature and status:]

5. The representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (except to the extent that such representation and warranty is qualified by materiality in which case it is true and correct in all respects) on the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is qualified by materiality in which case it is true and correct in all respects) as of such earlier date).

6. Schedule 1 attached hereto sets forth the Fixed Charge Coverage Ratio (and accompanying calculations) as at the end of the most recent [fiscal month] [Fiscal Year]. [However, compliance with this financial covenant is not required for the purposes of Section 10.3 of the Loan Agreement because no Trigger Period is in effect.].

[Remainder of Page Intentionally Blank; Signature Page to Follow]

Exhibit C – Page 3

Form of Annual/Monthly Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of                     ,         .

WILLBROS GROUP, INC.,

By:
Name:
Title:

Exhibit C – Page 4

Form of Annual/Monthly Compliance Certificate

For the Fiscal Year/fiscal month ended                     (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

Section 10.3 – Fixed Charge Coverage Ratio

Consolidated EBITDA for the most recent twelve calendar months ending on the above date (“Subject Period”) for the Parent and its Subsidiaries:1

	a. Consolidated Net Income for Subject Period (excluding the results of discontinued operations for such period (as determined in accordance with GAAP)):	$____________

Plus	b. Consolidated Interest Expense for Subject Period:	$____________

Plus	c. Charges against income for foreign, Federal, state and local Taxes for Subject Period:	$____________

Plus	d. Depreciation expense for Subject Period:	$____________

Plus	e. Amortization expense for Subject Period:	$____________

Plus	f. Other non-cash charges or losses for Subject Period:	$____________

Plus

g.      Amortization, write-off or write-down of debt discount, capitalized interest and debt issuance costs and deferred financing costs, the accretion or accrual of discounted liabilities to the extent not paid in cash and commissions, discounts and other fees and charges associated with letters of credit or Debt, in each case for Subject Period:

$____________

Minus	h. Non- cash gains and extraordinary or non-recurring gains for Subject Period:	$____________

Minus gains or Plus losses	i. Gains or losses on sales of assets of the Parent or any of its Subsidiaries (other than in the Ordinary Course of Business) for Subject Period:	$____________

[1]	For purposes of calculating Consolidated EBITDA for any period, if during such period the Parent or any Subsidiary shall have consummated any Acquisition or any Asset Disposition of a Subsidiary, a business unit or a line of business and the aggregate consideration paid or received in which by the Parent and its Subsidiaries exceeded $25,000,000, Consolidated EBITDA for such period shall be calculated after giving Pro Forma effect thereto.

Exhibit C – Page 5

Form of Annual/Monthly Compliance Certificate

Minus

j.       Income for Subject Period of any Person (other than any Wholly-Owned Subsidiary of the Parent) in which the Parent or any Wholly-Owned Subsidiary owns any Equity Interests, except to the extent (i) such income is received in a cash distribution during such Subject Period or (ii) the payment of cash dividends or similar cash distributions by such Person to the Parent or such Wholly-Owned Subsidiary on account of such ownership is not prohibited by any Governmental Authority or by the operation of the terms of the Organic Documents of such Person or any agreement or other instrument binding on such Person:

$____________

Minus gains or Plus losses

k.      Non-cash gains (other than gains resulting from derivatives to the extent the amount of commodities hedged with such derivatives exceeds the Parent’s and its Subsidiaries’ commodities sold) and losses as a result of changes in the fair value of derivatives for Subject Period:

$____________

Minus	l. Cash payments made during Subject Period in respect of non-cash charges added back in determining Consolidated EBITDA pursuant to clause (f) above for any previous period:	$____________

Plus	m. Fees and expenses in an aggregate amount not to exceed $9,000,000 relating to the transactions contemplated by the Loan Agreement for Subject Period:	$____________

Minus gains or Plus losses	n. Gain or loss arising from early extinguishment of Debt or obligations under any Hedging Agreement for Subject Period:	$____________

Plus	o. Fees and expenses paid or payable in connection with any waiver or amendment of any Debt for Subject Period:	$____________

Plus	p. Premiums or similar fees paid or payable in connection with a prepayment of any Debt for Subject Period:	$____________

Exhibit C – Page 6

Form of Annual/Monthly Compliance Certificate

Plus

q.      Fees and expenses paid or payable in connection with any Specified Disposition, the Construction & Turnaround Disposition (including the Tank Business Reorganization) and the Tax Restructuring not to exceed $2,000,000 in the aggregate for all Specified Dispositions, the Construction & Turnaround Disposition (including the Tank Business Reorganization) and the Tax Restructuring:

$____________

	r. CONSOLIDATED EBITDA	$____________

s.      Capital Expenditures for Subject Period (except Capital Expenditures (A) financed with Borrowed Money (other than Loans), (B) made to restore, replace or rebuild assets subject to casualty or condemnation events to the extent made with the proceeds of insurance or condemnation awards, (C) to the extent made with the proceeds of Asset Dispositions, (D) constituting an Acquisition permitted under the Loan Agreement or (E) relating to discontinued operations (as determined in accordance with GAAP)):

$____________

	t. Cash income taxes for Subject Period (other than cash income taxes relating to discontinued operations (as determined in accordance with GAAP)):	$____________

	u. Consolidated Interest Expense for Subject Period payable in cash:[2]	$____________

	v. Restricted Payments made in cash during Subject Period:	$____________

	w. Scheduled cash principal payments made on Borrowed Money (other than refinancing at maturity with the proceeds of other Borrowed Money) during Subject Period:	$____________

[2]	For purposes of calculating Consolidated Interest Expense for any period, if during such period the Parent or any Subsidiary shall have consummated any Acquisition or any Asset Disposition of a Subsidiary, a business unit or a line of business and the aggregate consideration paid or received thereunder by the Parent and its Subsidiaries exceeded $25,000,000, Consolidated Interest Expense for such period shall be calculated after giving Pro Forma effect thereto

Exhibit C – Page 7

Form of Annual/Monthly Compliance Certificate

x. Fixed Charge Coverage Ratio ((Line r – Line s – Line t) ÷ (Line u + Line v + Line w)):	$____________

Minimum required when Trigger Period is in effect:	1.15 to 1.00

In compliance:	[Yes/No] [N/A][3]

[3]	To be included only if Trigger Period is in effect.

Exhibit C – Page 8

Form of Annual/Monthly Compliance Certificate